POWER OF ATTORNEY

 The undersigned hereby constitutes and appoints each of
Todd W. Kingma, Judy L. Brown and Penny Bursma, signing
singly, as the undersigned?s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in
the undersigned?s capacity as an officer and/or
director of Perrigo Company (the ?Company?),
Forms 3, 4 and 5 in accordance with Section 16(a)
of the Securities Exchange Act of 1934 and the
rules thereunder;

(2) do and perform any and all acts for and on behalf
of the undersigned that may be necessary or
desirable to complete and execute any such Form
3, 4, or 5, complete and execute any amendment
thereto, and timely file such form with the
United States Securities and Exchange Commission
and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing  which, in the
opinion of such attorney-in-fact, may be of
benefit to, in the best interest of, or legally
required by, the undersigned, it being understood
that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and
shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-
fact?s discretion.

       The undersigned hereby grants to each such attorney-in-
fact full power and authority to do any and all things and
take any and all actions necessary in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if
personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorney-in-fact?s substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein
granted.  The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company
assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transactions in securities issued by the Company,
unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 9th day of
July, 2008.

/s/ Ellen R. Hoffing

Ellen R. Hoffing
Director